                                                                 EXHIBIT (A)(4)

                             LETTER OF TRANSMITTAL

            TO ACCOMPANY CERTIFICATES FORMERLY REPRESENTING SHARES OF
                            CLASS B COMMON STOCK OF:

                           BANKATLANTIC BANCORP, INC.

         This Letter of Transmittal is to be executed and returned to American Stock Transfer & Trust Company ("AST"), the designated exchange agent (the "Exchange Agent") for the merger (the "Merger") of BBC Sub, Inc. ("BBC Sub") with and into BankAtlantic Bancorp, Inc. (the "Company"), along with certificates evidencing shares of the Class B Common Stock of the Company (the "Shares") and any other documents referred to herein, at the following address:

         BY REGISTERED MAIL OR BY HAND                    BY OVERNIGHT MAIL
         -----------------------------               -------------------------
         AMERICAN STOCK TRANSFER &                   AMERICAN STOCK TRANSFER &
         TRUST COMPANY                                        TRUST COMPANY
         [ADDRESS]                                            [ADDRESS]


                    PLEASE FOLLOW CAREFULLY THE INSTRUCTIONS
                            SET FORTH ON PAGE 5 BELOW

To: Exchange Agent

         Pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of March 29, 2000, between BBC Sub and the Company (the "Merger Agreement"), the undersigned holder(s) of the certificate(s) formerly representing Shares (the "Certificates") listed below herewith surrenders such Certificate(s) (accompanied by this signed Letter of Transmittal and any other documents required hereby) to the Exchange Agent. The undersigned hereby instructs and authorizes you to deliver, as set forth below, in exchange for such Certificate(s), the cash payment provided for in the Merger Agreement, and to take all necessary action to effect such delivery. The undersigned understands that such cash payment will be disbursed promptly by mail. Pursuant to the terms of the Merger Agreement, holders of Shares are entitled to receive
 .0000002051 of a share of Class B Common Stock of the Company as the surviving corporation in the Merger (the "New Class B Common Stock") for every Share they held on the effective date of the Merger. However, pursuant to the terms of the Merger Agreement no fractional shares of New Class B Common Stock will be issued. Pursuant to the Merger Agreement, any holder who is entitled to receive less than one whole share of New Class B Common Stock on the effective date of the Merger will receive, in lieu of any fractional share, a cash amount equal to $6.00 for each Share held on the effective date of the Merger.

         The undersigned hereby represents and warrants that the undersigned is transmitting the Certificates free and clear of all liens, restrictions, charges, encumbrances or adverse claims, and that the undersigned has full authority to surrender such Certificates. All authority conferred herein shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by and shall survive the death or incapacity of the undersigned. The undersigned will, upon request, execute and deliver any additional documents required by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or deemed necessary or desirable by the Exchange Agent in connection with the surrender of such Certificates.

         Please make the cash payment to which the undersigned is entitled in the name(s) shown below and forward such cash payment to the address indicated. The undersigned understands that, without the prior written consent of the Company, no cash payment will be made to the undersigned with respect to any Share until the Certificate held by the undersigned and representing such Share has been validly tendered and the undersigned has complied with the instructions set forth herein.

         ALL HOLDERS OF CLASS B COMMON STOCK MUST COMPLETE THE APPLICABLE INFORMATION ON THE REMAINDER OF THIS LETTER OF TRANSMITTAL.

         PLEASE COMPLETE THE FOLLOWING TABLE WITH RESPECT TO THE SHARES WHICH YOU FORMERLY OWNED:

                NAME(S), TAX ID OR SOCIAL SECURITY NUMBER(S) AND                     CERTIFICATE       NUMBER OF
                ADDRESSES OF REGISTERED HOLDER(S) (PLEASE PRINT)                       NUMBER           SHARES
                ------------------------------------------------                     -----------       ----------

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TOTAL NUMBER OF SHARES
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

SPECIAL PAYMENT INSTRUCTIONS                                          SPECIAL DELIVERY INSTRUCTIONS
To be completed ONLY if the check for the cash payment                To be completed ONLY is if the check for the cash payment is
to be issued and mailed to other than the registered                  is to be mailed to other than the registered holder(s)
holder(s) as described above. See Instructions 5 and 6.               as described above.

Issue and mail the check to:                                          Mail the check to:
Name: _______________________________________________

Address: ____________________________________________                 Name: _____________________________________________

         ____________________________________________                 Address: __________________________________________

         ____________________________________________                          __________________________________________

        (Social Security or Tax Identification Number)                         __________________________________________

         If any Certificate(s) which you own has been lost, stolen or destroyed, check this box and see Instruction 3 below. Please fill out the remainder of this Letter of Transmittal and indicate here the number of Shares formerly represented by such Certificate(s):

                                                          NUMBER OF
         CERTIFICATE NUMBERS                               SHARES
------------------------------------------------          ---------

------------------------------------------------          ---------

------------------------------------------------          ---------

------------------------------------------------          ---------

------------------------------------------------          ---------

------------------------------------------------          ---------


Very Truly Yours,

(X)__________________________________________________        Dated:____________________________ , 2000

(X)__________________________________________________        Telephone No.: (    )
      (SIGNATURE(S) OF FORMER THE COMPANY SHAREHOLDER(S))                    ____ ____________________


PLEASE SIGN AND DATE ABOVE

         NOTE: This Letter of Transmittal must be signed by registered holder(s) of the Shares exactly as the name(s) appear on the Certificate(s) and documents transmitted herewith, or the authorized representative of such registered holder(s), or by person(s) in whose name the cash payment is to be issued. If signing is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations, partners of partnerships or others acting in a fiduciary or representative capacity, please provide the information below. In addition, any person signing in such capacity may be requested by the Company to deliver proper documentary evidence of the appointment and authority of such person to so act. (See Instruction 6.) If signing is by person(s) in whose name the check for the cash payment is to be issued, see Instruction 6.



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Name(s) (please print)

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      Capacity (full title)
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                           Address (Including Zip Code)




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      Taxpayer Identification or
Social Security No.
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                           Area Code and Telephone No.


                       MEDALLION GUARANTEE OF SIGNATURE(S)
                  (ONLY IF REQUIRED - SEE Instructions 5 and 6)

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Signature(s) Guaranteed by:

Title of Officer Signing this Guarantee

(Please Print)

Name of Guaranteeing Firm

(Please Print)

Address of Guaranteeing Firm_______________

(Please Print)_____________________________
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


              INSTRUCTIONS AND TERMS FOR SURRENDERING CERTIFICATES

      These instructions are part of the Letter of Transmittal:

1. GENERAL. This Letter of Transmittal (or a copy hereof) must be used by the holders of Shares in connection with the surrender of Certificate. A properly completed and duly executed Letter of Transmittal (or copy of facsimile hereof) and any other documents required by this Letter of Transmittal, each in a form satisfactory to the Company, must be received by the Exchange Agent at the address of the Exchange Agent set forth herein in order to make an effective surrender. Until all necessary steps have been taken to surrender the Certificate(s), no cash payment shall be made.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS, IS AT THE OPTION AND RISK OF THE SHAREHOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

2. INADEQUATE SPACE. If the space provided herein is inadequate, the Certificate number(s) and the number of Shares should be listed on a separate, signed schedule attached hereto.

3. LOST CERTIFICATE. If your Certificate(s) has been lost or destroyed, that fact should be indicated on this Letter of Transmittal (or a copy hereof) which should then be delivered to the Exchange Agent after being otherwise properly completed and duly executed. In such event, the Exchange Agent will forward additional documentation necessary to be completed in order to effectively surrender such lost or destroyed Certificate(s). If any Certificate(s) has been lost or destroyed an indemnity and surety bond may be required.

4. VALIDITY OF SURRENDER; IRREGULARITIES. All questions as to validity, form and eligibility of any surrender of Certificate(s) will be determined by the Company, and such determination shall be final and binding. The Company reserves the right to waive any irregularities or defects in the surrender of any Certificate(s) and its interpretation of the terms and conditions of the Letter of Transmittal with respect to such irregularities or defects shall be final and binding. A surrender will not be deemed to have been validly made until all irregularities have been cured or waived. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the signer(s) hereof.

5. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if this Letter of Transmittal is signed by the registered holder(s) of the Certificate(s) surrendered herewith. IN ALL OTHER CASES, all signatures on this Letter of Transmittal must be guaranteed by an eligible guarantor institution (bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 promulgated under the Exchange Act (an "Eligible Institution"). See Instruction 6.

6. SIGNATURES ON LETTER OF TRANSMITTAL, ENDORSEMENTS AND SPECIAL ISSUANCE INSTRUCTIONS. If this Letter of Transmittal is signed by the registered holder(s) of the Certificate(s) surrendered herewith, the signature(s) must CORRESPOND EXACTLY with the name(s) as written on the face of the Certificate(s) without alterations or any change whatsoever.

         If any of the Certificate(s) surrendered herewith is owned of record by two or more joint owners, ALL such owners must sign this Letter of Transmittal. If any Certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

         If this Letter of Transmittal or any Certificate(s) is signed or endorsed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation, partner of a partnership or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company for such person's authority so to act must be submitted herewith.

         When this Letter of Transmittal is signed by the registered holder(s) of the Certificate(s) listed and transmitted herewith, no endorsements of Certificate(s) or separate stock powers is required.

         If the check for the cash payment is to be issued in the name of someone OTHER THAN the registered holder(s) of the Certificate(s), (a) the Certificate(s) must be duly endorsed by the registered holder(s) to the person(s) in whose name the issuance is made, and (b) the signature(s) of the registered holder(s) endorsing the Certificate(s) must be medallion guaranteed by an Eligible Institution. SEE Instruction 5.

7. TRANSFER TAXES. Transfer taxes may be payable in connection with the cash payment hereunder only in the event that the check is to be issued to a person other than the registered holder thereof. The person surrendering the Certificate(s) shall pay all required transfer taxes, if any, to the Company.

8. NO CONDITIONAL SURRENDER. The Company will not accept any conditional or contingent surrender of Certificates.

9. INQUIRIES. All inquiries with respect to this Letter of Transmittal and requests for additional copies of this Letter of Transmittal should be made to the Exchange Agent, at the address set forth in this Letter of Transmittal. Questions regarding the Letter of Transmittal should be directed to the Exchange Agent, telephone 1-800-___-____ or at the address set forth in this Letter of Transmittal.

                            IMPORTANT TAX INFORMATION

         Under federal income tax laws, a shareholder whose Certificate(s) is exchanged for cash is required by law to provide the Exchange Agent (the payer) with his correct taxpayer identification number on Substitute Form W-9 below. If such shareholder is an individual, the taxpayer identification number is his social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares exchanged for cash may be subject to backup withholding.

         Exempt shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. (In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent.)

         If backup withholding applies, the Exchange Agent is required to withhold 31% of any such payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

         WHAT NUMBER TO GIVE THE EXCHANGE AGENT. The shareholder is required to give the Exchange Agent the social security number or taxpayer identification number of persons to whom checks are issued.

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     PAYERS NAME
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     SUBSTITUTE FORM W-9   DEPARTMENT OF THE TREASURY, INTERNAL REVENUE SERVICE
     _________________ PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN).

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     PART 1. PLEASE PROVIDE YOUR TIN IN THE         Enter your Social Security
             BOX AT RIGHT AND CERTIFY BY SIGNING    or Employer ID number here:
             AND DATING BELOW.                      ---------------------------


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     Part 2: _ Check this box if you are NOT subject to backup
     withholding under the provisions of section 3406(a)(1)(C)
     of the Internal Revenue Code because (1) you have not
     been notified that you are subject to backup withholding
     as a result of failure to report all interest or
     dividends or (2) the Internal Revenue Service has
     notified you that you are no longer subject to BACKUP
     WITHHOLDING.
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     Part 3: _ Check here, if awaiting TIN.
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     CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE
     INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.
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                       SIGNATURE                             DATE